Exhibit 99.2

© 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. November 2022 Investor Presentation

Di s claimer © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 2 This presentation has been prepared by MedTech Acquisition Corporation (“ MedTech ”), formed as a special purpose acquisition company, and TriSalus Life Sciences, Inc. (“ TriSalus ”) for use in connection with a proposed business combination and related transactions between MedTech and TriSalus (the “Proposed Business Combination” ) and in connection with a potential private placement of securities (the “PIPE Financing” ), and for no other purpose. This presentation is for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in MedTech. This presentation and the information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it, in whole or in part, without the prior written consent of MedTech and TriSalus and is intended for the recipient hereof only. None of MedTech, TriSalus, any placement agent or any of their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change, are not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in MedTech and are not intended to form the basis of any investment decision in MedTech. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own decisions regarding, and perform your own independent analysis of, an investment in MedTech and the transactions contemplated in this presentation. No Offer or Solicitation This presentation and any oral statements made in connection with this presentation shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward - Looking Statements © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 3 This presentation contains certain “forward - looking statements” within the meaning of the United States federal securities laws regarding MedTech’s or TriSalus’s expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size and growth potential of the markets for TriSalus’s products and TriSalus’s ability to serve those markets, (ii) the degree of market acceptance and adoption of TriSalus’s products, (iii) TriSalus’s ability to compete with other companies, (iv) expectations for topline data and regulatory approval, (v) the implied upside and implied valuation of TriSalus, (vi) TriSalus's value and projected financial results, (vii) TriSalus’s ability to partner with other companies, and (viii) the potential results and benefits of the proposed business combination, the amount of cash to be delivered at closing from MedTech’s trust account and any additional financing in connection with the proposed business combination, and stockholder value. These forward - looking statements generally are identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this presentation and on the current expectations of MedTech’s and TriSalus’s respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward - looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of MedTech’s securities; (ii) the risk that the transaction may not be completed by MedTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of MedTech, the satisfaction of the minimum cash amount following any redemptions by MedTech’s public stockholders, and the receipt of certain governmental and regulatory approvals, including reimbursement approval; (iv) the lack of a third - party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the proposed business combination, (vii) the effect of the announcement or pendency of the transaction on TriSalus’s business relationships, operating results and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of TriSalus; (ix) the outcome of any legal proceedings that may be instituted against TriSalus or MedTech related to the business combination agreement or the proposed transaction; (x) the ability to maintain the listing of MedTech’s securities on the Nasdaq; (xi) changes in business, market, financial, political and legal conditions; (xii) unfavorable changes in the reimbursement environment for TriSalus’s products; (xiii) TriSalus’s product candidates not achieving success in preclinical or clinical trials or not being able to obtain regulatory approval, either on a timely basis or at all or subject to any conditions that negatively impact TriSalus’s ability to commercialize the applicable product candidates; (xiv) TriSalus being unable to continue to grow TriNav sales; (xv) the size of the addressable markets for TriNav and TriSalus’s product candidates, if successfully developed and approved by the applicable regulatory authorities, being less than TriSalus estimates; (xvi) TriSalus’s ability to successfully commercialize any product candidates that it successfully develops and that are approved by applicable regulatory authorities; (xvii) TriSalus’s ability to continue to fund preclinical and clinical trials for its product candidates; (xviii) TriSalus’s ability to partner with other companies; (xix) future economic and market conditions; the development, effects and enforcement of laws and regulations affecting TriSalus's business or industry; (xx) TriSalus’s ability to manage future growth; (xxi) TriSalus’s ability to maintain and grow its market share; (xxii) the effects of competition on TriSalus’s business; (xxiii) the ability of MedTech or the combined company to raise additional financing in connection with the proposed business combination or to finance its operations in the future; (xxiv) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xxv) costs related to the transaction; and (xxvi) the failure to realize the anticipated benefits of the transaction or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exclusive.

Forward - Looking Statements © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 4 You should carefully consider the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of MedTech’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2021, filed with the SEC on March 2, 2022 (the “2021 Form 10 - K” ), the preliminary proxy statement/prospectus on Form S - 4 relating to the proposed business combination, which is expected to be filed by MedTech with the Securities and Exchange Commission (“ SEC” ) and other documents filed by MedTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and none of MedTech, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. None of MedTech, TriSalus, or any of their respective representatives gives any assurance that either MedTech or TriSalus will achieve its expectations.

Use of Projections © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 5 The financial projections, estimates and targets in this presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond MedTech’s and TriSalus’s control. Neither MedTech’s nor TriSalus’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. While all financial projections, estimates and targets are necessarily speculative, MedTech and TriSalus believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that MedTech and TriSalus, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Further, inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Use of Data The data contained herein is derived from various internal and external sources. None of MedTech, TriSalus or any placement agent has independently verified the accuracy or completeness of the information derived from external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein may not be indicative of actual future performance. MedTech, TriSalus and the placement agents assume no obligation to update the information in this presentation. Further, the TriSalus financial data for historical periods included in this presentation were audited with private company AICPA standards and not PCAOB standards.

Changes and Additional Information in Connection with SEC Filing © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 6 The information in this presentation has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. MedTech intends to file a registration statement on Form S - 4 (the “ Registration Statement ”) that will include a proxy statement/prospectus of MedTech. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Proposed Business Combination and the other matters to be voted upon at a meeting of MedTech’s stockholders to be held to approve the Proposed Business Combination and other matters (the “ Special Meeting ”). MedTech may also file other documents with the SEC regarding the Proposed Business Combination. MedTech stockholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Proposed Business Combination. When available, the definitive proxy statement /prospectus will be mailed to MedTech stockholders as of a record date to be established for voting on the Proposed Business Combination and the other matters to be voted upon at the Special Meeting. The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X. Such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed by MedTech with the SEC, and such differences may be material. In particular, all TriSalus financial information included herein is preliminary and subject to risks and uncertainties. Any variation between TriSalus's actual results and the financial information included herein may be material. Participation in Solicitation MedTech and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of MedTech’s stockholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Proposed Business Combination of MedTech’s directors and officers in MedTech’s filings with the SEC, including MedTech’s registration statement on Form S - 1, which was originally filed with the SEC on November 30, 2020, as amended, and MedTech's Annual Report on Form 10 - K, filed with the SEC on March 2, 2022. To the extent that holdings of MedTech’s securities have changed from the amounts reported in MedTech’s Annual Report on Form 10 - K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from MedTech’s stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of MedTech and TriSalus are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about MedTech and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MedTech can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830 INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

T radema r ks © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 7 MedTech and TriSalus own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with MedTech or TriSalus, or an endorsement or sponsorship by or of MedTech or TriSalus. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but the lack of such symbols are not intended to indicate, in any way, that MedTech or TriSalus will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to or holder of these trademarks, service marks, trade names and copyrights. PIPE Financing The PIPE financing described herein has not been and will not be registered under the Securities Act of 1933, as amended (the “ Securities Act ”), or any applicable state securities laws. This presentation is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. If the Proposed Business Combination is entered into, the PIPE financing will be offered and sold only to “qualified institutional buyers” (as defined in Rule144A under the Securities Act) and institutional “accredited investors” (as defined in Rule 501 promulgated under the Securities Act) upon the consummation of the Proposed Business Combination. This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities that shall constitute the PIPE financing described herein, nor shall there be any offer, solicitation, or sale of any such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Before you invest you should undertake your own diligence regarding MedTech, TriSalus and the Proposed Business Combination. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

PIPE Risk Factors © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 8 • • • • • • • • • • • • • • • • • • • • • • • The business and industry in which we participate are highly competitive . If we are unable to compete effectively, we will not be able to establish our products in the marketplace or maintain or grow our products’ market share in the marketplace, and as a result, our business may never become profitable . Failure to adequately protect, maintain or enforce our intellectual property rights could substantially harm our business and results of operations . Natural or man - made disasters and other similar events, including the COVID - 19 pandemic, may significantly disrupt our business, and negatively impact our business, financial condition and results of operations . Our TriNav infusion system is our only product, and failure to achieve continued market acceptance of our TriNav Infusion System (“ TriNav ”) for any reason could cause our results of operations to suffer . The Centers for Medicare & Medicaid Services recently determined to not provide additional quarters of transitional pass - through ( "TPT" ) payment for TriNav . Although we have been lobbying Congress to extend such TPT status by means of a continuing resolution prior to the expiration of the current legislative session, there can be no assurance that such extension will be granted and that TriSalus will be able to extend its current TPT payment into 2023 or beyond . Any change to TriNav’s reimbursement status that reduces its level of reimbursement would materially and negatively affect our business, financial condition and results of operations . We are early in our development efforts and have only one pharmaceutical product candidate, SD - 101 , in early clinical development . All of our other pharmaceutical product candidates are in the preclinical stage . If we are unable to advance our product candidates in clinical development for any reason (including due to lack of funding), obtain regulatory approval and ultimately commercialize our product candidates, or experience significant delays in doing so, our business will be materially harmed . Even if we obtain regulatory approval of our product candidates, the products may not gain market acceptance among physicians, patients, hospitals, cancer treatment centers and others in the medical community . We have substantial customer concentration, with a limited number of customers accounting for a substantial portion of our revenue . The loss of a significant customers would materially and negatively affect our business, financial condition and results of operations . Our preclinical programs may not produce new product candidates that are suitable for clinical trials or that can be successfully commercialized or generate revenue through collaborations. Clinical trials of any of our product candidates or potential future product candidates may fail to produce results necessary to support regulatory clearance or authorization. Interim, “topline” and preliminary data from clinical trials of our product or potential future product candidates may change as more patient data becomes available and are subject to confirmation, audit, and verification procedures that could result in material changes in the final data. Increases in costs, disruption of supply or shortage of materials, including materials necessary to conduct our preclinical and clinical trials, could harm our business. Our failure to manage growth effectively could have a material and adverse effect on our business, results of operations and financial condition. Failure to obtain or maintain adequate coverage and reimbursement for TriNav and any product candidates we successfully develop and receive regulatory approval for would substantially impair our ability to generate revenue. We have a limited operating history, have incurred significant losses since our inception, anticipate increasing expenses in the future, and may not be able to achieve or maintain profitability. We are party to and may, in the future, enter into collaborations, in - licensing arrangements, joint ventures, or strategic alliances with third parties that may not result in the development of commercially viable products or the generation of significant or any future revenues. Alternatively, part of our strategy is to enter into such kinds of relationships with third parties involving our products and product candidates, and we may not be able to do so on acceptable terms or at all. We depend on our senior management team and the loss of one or more key employees or an inability to attract and retain highly skilled employees could adversely affect our business. If we fail to promote, protect, and maintain our brand in a cost - effective manner, we may lose market share and our ability to commercialize our products and revenues will suffer. The medical device and drug development industries are characterized by rapid, continuous innovation, and if we cannot keep pace with rapid innovation in those industries, our products will become less competitive and our ability to commercialize our products and revenues will suffer. The occurrence of cyber incidents, or a deficiency in cybersecurity, could negatively impact our business by causing a disruption to our operations, a compromise or corruption of confidential information, exposure to legal and regulatory action, or damage to our patient, partner or employee relationships, any of which could subject us to loss and reputational harm. Clinical development is a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results. Failure can occur at any state of clinical development. If we are unable to differentiate our product candidates from branded reference products or existing generic therapies for similar treatments, or if the FDA or other applicable regulatory authorities approve generic products that compete with any of our product candidates, our ability to successfully commercialize our product candidates would be adversely affected. Delays in clinical trials are common and have many causes, and any delay could result in increased costs to us and could jeopardize or delay our ability to obtain regulatory approval and commence future product sales. We may also find it difficult to enroll patients in our clinical trials, which could delay or prevent development of our product candidates. All references to “TriSalus,” the “Company,” “we,” “us” or “our” refer to the business of TriSalus and its consolidated subsidiaries . The risks presented below are certain of the general risks related to the business of the Company, MedTech Acquisition Corp . and the Proposed Business Combination and such list is not exhaustive . The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by MedTech and the Company with the U . S . Securities and Exchange Commission . Risks Related to Our Business:

PIPE Risk Factors © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 9 Legal and Regulatory Risks: • • • • • • • • • • • • • • • Our TriNav infusion system and other product candidates are regulated and require appropriate clearances and approvals to be marketed in the U.S. and globally, and any failure to obtain such clearances and approval, whether on a timely basis or at all and without conditions that negatively impact our ability to commercialize any approved products, could have a material adverse effect on our business, results of operations and financial condition. Healthcare reform and other governmental and private payor initiatives may have an adverse effect upon, and could prevent, the commercial success of our products or that of product candidates. If we or our suppliers fail to comply with ongoing FDA or other foreign regulatory authority requirements, or if we experience unanticipated safety issues or other problems with TriNav or any product candidates we successfully develop and that receive regulatory approval, it could be subject to restrictions or withdrawal from the market. Our product must be manufactured in accordance with federal and state regulations, and we or any of our suppliers or third - party manufacturers could be forced to recall our product or terminate production if we fail to comply with these regulations. If treatment guidelines for the cancer indications we are targeting change or the standard of care evolves, we may need to redesign our preclinical or clinical trials or seek new marketing authorization from the FDA for product approvals. We may become involved in lawsuits to protect or enforce our patents and other intellectual property rights, which could be expensive, time - consuming and unsuccessful. We may be subject to general litigation, securities litigation, product liability litigation, regulatory disputes or enforcement, and government inquiries which could be costly and time - consuming to defend and could divert management attention. If we operate without having obtained necessary state or local licenses, it could adversely affect our business, results of operations, financial condition, and future prospects. We are, or may in the future become, subject to laws and regulations imposing obligations on how we collect, store and process personal information. Our actual or perceived failure to comply with such obligations could harm our business. Changes in tax law and differences in interpretation of tax laws and regulations may adversely impact our financial statements. Our principal stockholders and management own a significant percentage of our stock and are able to exert significant control over matters subject to stockholder approval. We are subject to numerous complex regulatory requirements and failure to comply with these regulations, or the cost of compliance with these regulations, may harm our business. Our product candidates that obtain regulatory approval will be subject to ongoing and continued regulatory review, which may result in significant expense and limit our ability to commercialize such products. Even if our product candidates receive regulatory approval in the United States, we may never obtain regulatory approval or successfully commercialize our products outside of the United States. Any relationships with healthcare professionals, principal investigators, consultants, customers (actual and potential) and third - party payors are and will continue to be subject, directly or indirectly, to federal and state healthcare fraud and abuse laws, false claims laws, marketing expenditure tracking and disclosure, or sunshine laws, government price reporting and health information privacy and security laws . If we are unable to comply, or have not fully complied, with such laws, we could face penalties, including, without limitation, civil, criminal, and administrative penalties, damages, monetary fines, disgorgement, possible exclusion from participation in Medicare, Medicaid and other federal healthcare programs, contractual damages, reputational harm, diminished profits and future earnings and curtailment or restructuring of our operations . Financial and Capital Risks: • • • • • We may be unsuccessful in managing the effects of changes of cost of capital on our business. • Our risk management processes and procedures may not be effective. • If we fail to establish and maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. • Any acquisitions, strategic investments, entries into new businesses, joint ventures, divestitures, and other transactions could fail to achieve strategic objectives, disrupt our ongoing operations or result in operating difficulties, liabilities and expenses, harm our business, and negatively impact our results of operations. Our financing needs could adversely affect our financial flexibility and our competitive position. Our future capital needs may require us to sell additional equity or debt securities that may dilute our stockholders or introduce covenants that may restrict our operations or our ability to pay dividends. Our projected financial information is subject to significant risks, assumptions, estimates and uncertainties . Our operating and financial result forecasts rely in large part upon assumptions, including assumptions regarding the reimbursement environment for TriNav and regulatory approval for our product candidates, and analyses developed by us . If these assumptions and analyses prove to be incorrect, our actual operating results and projected revenues may differ materially from our expectations . Product liability insurance for our products may be limited, cost prohibitive or unavailable .

PIPE Risk Factors © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 10 Risks Related to the Business Combination: • The consummation of the Proposed Business Combination is subject to a number of conditions, including entry into a definitive agreement and plan of merger (the “ Proposed Business Combination Agreement ”), and if those conditions are not satisfied or waived, the Proposed Business Combination Agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed . There can be no assurance that MedTech will be able to raise sufficient capital in the PIPE Financing and have sufficient remaining proceeds in the trust account following redemptions to consummate the Proposed Business Combination or for use by the combined company following the Proposed Business Combination (the “ Combined Company ”) . There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchange or that the Combined Company will be able to comply with the continued listing standards of such stock exchange . Following the consummation of the Proposed Business Combination, the Combined Company’s significantly increased expenses and administrative burdens as a public company could have an adverse effect on our business, financial condition and results of operations . Following the Proposed Business Combination, we will be a publicly traded company and some members of our management team have limited experience managing a publicly traded company . Our management team may not successfully or effectively manage the transition of the predecessor businesses to a public company following the Proposed Business Combination, which will be subject to significant regulatory oversight and reporting obligations under federal securities laws . We could be subject to additional tax liabilities and our ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the Proposed Business Combination or other ownership changes . There is no assurance that a MedTech stockholder’s decision whether to redeem its shares for a pro rata portion of the cash in MedTech’s trust account will put the stockholder in a better future economic position . Further, the ability of MedTech’s stockholders to exercise redemption rights with respect to a large number of outstanding shares of common stock could limit the amount of cash available to the Combined Company for growth and reduce the Combined Company’s public float . The Combined Company does not intend to pay dividends for the foreseeable future . If the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of MedTech’s securities or, following the consummation of the Proposed Business Combination, the value of the Combined Company’s securities, may decline . Concentration of ownership after the Proposed Business Combination may have the effect of delaying or preventing a change in control . There can be no assurance that the Proposed Business Combination will be consummated on the terms described herein or at all . As such, the subject matter of this presentation is evolving and is subject to further change by MedTech and TriSalus in our joint and absolute discretion . The announcement of the Proposed Business Combination could disrupt the Combined Company’s relationship with its customers, members, providers, business partners and others, as well as its operating results and business generally . TriSalus and MedTech have incurred and expect to incur significant costs associated with the Proposed Business Combination . Whether or not the Proposed Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by the Combined Company if the Proposed Business Combination is completed or by MedTech if the Proposed Business Combination is not completed . Directors and officers of MedTech have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination . These interests include, but are not limited to, the fact that founder shares and financing in the form of private investments in MedTech owned by MedTech Acquisition Sponsor LLC would become worthless if the Proposed Business Combination Proposal is not approved and MedTech otherwise fails to consummate a business combination prior to December 19 , 2022 (unless such date has been extended as by the stockholders) . MedTech Acquisition Sponsor LLC has agreed to vote in favor of the Business Combination regardless of how MedTech's public stockholders vote . MedTech Acquisition Sponsor LLC and MedTech's directors, officers, advisors and their affiliates may elect to purchase shares or public warrants from public stockholders which may influence a vote on the Business Combination and reduce the public "float" of MedTech's common stock, or enter into other transactions with investors or others to provide them with incentives to acquire public shares, vote their public shares in favor of the Business Combination or not redeem their public shares . • • • • • • • • • • • • • •

TriSalus Life Sciences is the Ideal Target for MTAC’s Strategy MedTech Acquisition Corp. © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 11 x Differentiated, fast - growing, commercial medtech business with potential transformational upside from a therapeutic platform focused on tumors in the liver and pancreas x Attractive device valuation at significant discount to comparable companies, with the therapeutic business providing potential material additional upside x Multiple value inflection points anticipated over the next 18 months 1 x Post - combination, expected to be fully funded through late 2024 to allow key data read - outs for the device and immunotherapy platform x Merging deep device and biotech expertise and collective successful track records strengthens the value proposition of the business combination 1) Initial response data anticipated December 2022 and durable response data anticipated June 2023. See slide 34 for additional information.

MTAC Team Martin Roche, MD Director David Matlin Chief Financial Officer Chris Dewey Chief Executive Officer Karim Karti Chairman Thierry Thaure Director Manuel Aguero Director Ivan Delevic Sponsor David Treadwell Director Michael Stansky Special Advisor Arjun “JJ” Desai, MD Sponsor Maurice Ferré, MD Sponsor Multi - billion dollar value creation liquidity events across an array of medical device companies Fred Moll, MD Sponsor Note: Certain companies under each individual are former affiliations © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 12

TriSalus Team J e n n ifer S te v e n s Chief Regulatory Officer Mary S z e l a CEO & President Richard Mars h ak SVP, BD and Strategy Mats Wahlstrom E x e c u t iv e C hai r m a n Sean Murp h y CFO Bryan Cox, PhD Chief of Research Trevor Mc C aw CCO Steven Katz, MD, FACS CMO, Chairman SAB Note: Companies under each individual are former affiliations © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 13

Combining commercial fast - growing device business with a potential best - in - class therapeutic TriSalus’ Two - Pronged, Two - Solution Approach SD - 101 • Class C TLR9 agonist studied in >300 patients • Tolerability and robust response rate substantiated in humans • Promotes T Cell infiltration and immune activation 1,2 • Phase 1b topline response data for uveal melanoma and intrahepatic cholangiocarcinoma indications expected in Q4 2022, potential approval as early as 2025 • Commercial - stage, high margin, and FDA cleared drug delivery technology • Disruptive drug delivery technology to enable superior performance in liver and expected to deliver similar results in the pancreas TriNav Infusion System MDSC Elimination 6,7 Toxicity 6 Benefits of Combined Approach 3 Drug Delivery 4,5 Response Rate 4,5,6 Tolerability 4,5,6 1) Melisi, D., et al. Biomedicines. 2014;2(3):211 - 228. 2) Humbert, M., et al. Cancer Res. 2018;78(12):3280 - 3292. 3) As compared to the current standard of care for treatment of liver cancer, including the general catheter delivery system providing existing infusions. 4) Titano JJ, et al. Cardiovasc Intervent Radiol. 2019;42:560 - 568 5) Pasciak AS, et al. J Vasc Interv Radiol. 2015;26:660 - 669. 6) TriSalus data on file from pre - clinical and clinical studies. 7) Ghosh, et al. Cancer Gene Therapy. 2022 June 14 (online ahead of print). © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 14

Two Key Barriers in Treatment of Tumors in the Liver and the Pancreas Myeloid - derived suppressor cell (MDSCs) NK cell Tumor cell Drug uptake with limited diffusion L o w Interstitial fluid pressure gradient T u m o r c el l p roli fe r a t io n H y p o xi a H i g h N e cr o s i s Collapsed vessel E x t r ac ell u l a r matrix (ECM ) High intra - tumoral pressures limit drug delivery < 1% of therapeutic may be delivered into tumor with systemic infusion 1,2 Broad immune suppression driven by Myeloid Derived Suppressor Cells ("MDSCs") leads to failure of systemic immunotherapy in patients with liver and © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 15 pancreas tumors 3 ,4 1) Wilhelm et al. (2016) Analysis of nanoparticle delivery to tumours. Nature Reviews Materials 1.5:16014. 2) Sheth, Rahul A., Robin Hesketh, David S. Kong, Stephan Wicky, and Rahmi Oklu. 2013. “Barriers to Drug Delivery in Interventional Oncology.” Journal of Vascular and Interventional Radiology 24 (8): 1201 – 7. 3) TriSalus data on file from pre - clinical and clinical sttudies. 4) Guha, P., Reha, J. & Katz, S. C. Immunosuppression in liver tumors: opening the portal to effective immunotherapy. Cancer Gene Ther. 24, 114 – 120 (2017).

A © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 16 Fast - Growing Device Business

A Better Solution for Drug Delivery TriNav Infusion System Commercial - stage technology launched in 2020 using the proprietary Pressure - Enabled Drug Delivery (“PEDD”) approach 2022E 1 $12.6mm Sales 82% GM 2023E 1 $23.6mm Sales 84% GM 2021A $8.4mm Sales 79% GM Break - through drug delivery platform designed to overcome the barriers of the high - pressure tumor microenvironment (“TME”) Atraumatic, dynamic SmartValve expands in sync with cardiac cycle Platform expansion opportunities with potential immunotherapy partners Validated in peer - reviewed studies at multiple clinical sites 2024E 1 $45.2mm Sales 86% GM 17,000 cases performed to date 1) Assumes TriNav total market opportunity of 12,000, 13,766 and 15,747 patients in FY2022, FY2023 and FY2024, respectively, and market share (of eligible patients) of 13%, 22% and 37% in FY2022, FY2023 FY2024, respectively. Further assumes that TriSalus is successful in including an extension of the TPT payment for TriNav of $7,750 through December 31, 2023 in a continuing resolution prior to the expiration of the current legislative session and that TriSalus will be granted a permanent code for subsequent periods. There can be no assurance that such extension will or such permanent code will be granted. © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 17

TriNav PEDD with SmartValve Technology Routine outpatient Intravascular regional drug delivery to the liver Proprietary Pressure - Enabled Drug Delivery (“PEDD”) Technology 1 Similar to a cardiac angiogram, 2 x - rays are used to guide a catheter to the site of the lesion 3 1 2 3 Modulation of pressure and flow to enhance drug delivery by overcoming tumoral pressure. Enhances per f u s io n 1 , 2 Improves target delivery 1,2 Reduces reflux 3 usually into the femoral artery near the groin Performed for tumors that cannot be surgically resected 4 A small puncture is made, Therapy is delivered, achieving more accurate delivery directly into the tumor 1) Titano JJ, et al. Cardiovasc Intervent Radiol. 2019;42:560 - 568 2) Pasciak AS, et al. J Vasc Interv Radiol. 2015;26:660 - 669. 3) SmartValve Œ has been shown in validated laboratory testing to prevent reflux of solid infusates. Data on file (510K), TriSalus Œ Life Sciences, 2019. 4) TriSalus Œ TriNav Œ Infusion System, Instructions for Use. © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 18

Improved therapeutic tumor payload delivery as evidenced by Angiography and CT Angiograms PEDD Drives More Therapeutic Into High Pressure Tumors CT Angiograms Standard Catheter PEDD with TriNav Standard End - hole Catheter PEDD Note: TriSalus images and data on file. © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 19

TACE = Transarterial chemoembolization, TARE = Transarterial radioembolization 1) Titano JJ, et al. Cardiovasc Intervent Radiol. 2019;42:560 - 568. 2) Pasciak AS, et al. J Vasc Interv Radiol. 2015;26:660 - 669. 3) Katz et al. “HITM - SURE: Phase Ib CAR - T hepatic artery infusion trial for stage IV adenocarcinoma using Pressure - Enabled Drug Delivery technology.” SITC (2018) Poster Presentation. 4) Increased therapeutic levels compared to existing delivery methods. TriSalus clinical data on file. 5) Shankara Narayanan JS, Vicente DA, Ray P, et al. Pressure - enabled delivery of gemcitabine in an orthotopic pancreatic cancer mouse model. Surgery. 2020;168(3):448 - 456. 6) Data on file, Porcine Animal Model, TriSalus Life Sciences®, 2019. Additional clinical and pre - clinical data points support a singular conclusion PEDD Increases Delivery of Multiple Therapeutics T A C E T A R E (y90) C A R - T 60% 33% to 90% 500 % SD - 101 C he mo C l i n ic a l Pre - Clinical © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 20 increase in therapeutic delivery to liver tumors 1 increase in MAA tumor deposition in liver tumors 2 increase in CAR - T pene t r a t io n in tumor and liver 3 (>1000 ng/g) Minimal systemic exposure with high the r apeut i c liver levels 4 6.7 – 10.1 fold improved delivery vs. systemic infusion for pancreas tumors 5,6

Expansion Opportunities with Partnerships Technology enables performance of heretofore un - optimized drugs Potential Partnerships with Companies Advancing Checkpoint Inhibitors Potential Partnerships with Companies Advancing CAR - T and Other Cell Therapies Overall response rate (“ORR”) among leading PD - (L)1 therapies for liver indications have been disappointing 1 ~3 0 % PEDD has demonstrated the ability to deliver a larger therapeutic load into high pressure tumors, while limiting off - target toxicity PEDD has the potential to increase the effectiveness of checkpoint inhibitors when paired with other immunotherapy assets, such as SD - 101 © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 21 PD - (L)1 products currently commercially available or in development focusing on ~300 targets 2,3 90+ FDA approved CAR - T cell therapies that are commercially available, with many more candidates in clinical development 4 6 1) Journal of Clinical Oncology 39, no. 6_suppl (2021) 599 - 607. 2) Evaluate Pharma. 3) https://www.cancerresearch.org/en - us/scientists/immuno - oncology - landscape/pd - 1 - pd - l1 - landscape , 4) National Cancer Institute.

Strong Customer Base with Support from KOLs Top TriNav Customers “I remain enthusiastic about the SD - 101 program, the PERIO trials, and the scientific vision of the company.” “Clinical proof in the treatment of pancreatic cancer would unlock a significant unaddressed market.” “The increased safety of the TriNav device is a major reason why I have adopted the device in my practice.” “The TriNav device offers a legitimate innovation in the catheter space.” “The TriNav device is firm enough to do its job, but flexible enough to navigate through the blood vessels . ” Select KOL Reviews 1 “The combination of SD - 101 and the PEDD is about as exciting of a potential treatment I have seen in the IR space.” 1) Key opinion leaders include members of TriSalus’ scientific advisory board and interventional radiologists who have used the TriNav device for TARE and TACE procedures. = Member of TriSalus’ Scientific Advisory Board © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 22

Studies Run by Internationally Renowned Cancer Centers Clinical investigators highly enthusiastic by approach and data 1 2 © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 23 1) MDACC Alliance Program for multiple clinical trials and pre - clinical programs 2) Site for TriSalus translational immunotherapy program

Reimbursement Environment 1 Reimbursed 50% through private insurance, 50% through CMS with action plan detailed below 1) The Centers for Medicare & Medicaid Services recently determined to not provide additional quarters of transitional pass - through ("TPT") payment for TriNav. Although we have been lobbying Congress to extend such TPT status by means of a continuing resolution prior to the expiration of the current legislative session, there can be no assurance that such extension will be granted and that TriSalus will be able to extend its current TPT payment through 2023. 2) Current reimbursement amount of $7,750 through December 31, 2022. Short - term R e im b urs e me n t Transitional Pass - through 2 Current HCPCS Code: C1982 Current CPT Codes: 37242 – Mapping/37243 – Treatment = Current Status Long - term R e im b urs e me n t Complexity Adjustment New J Code 2022 Legislative Action Draft language Prepared for inclusion in Medicare Extenders portion of end of year legislation Action Plan © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 24

B © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 25 Significant Potential Upside from SD - 101 Program in Development

High Unmet Need Indications Creates Opportunity for Rapid Approvals Focus on Orphan and Ultra - Orphan Indications Plan to Enter CRC Liver Metastases Market with Potential for Breakthrough Designation and Accelerated Approval Lowered Threshold for Efficacy Given Current and Future Competitor Response Rates Robust Response Rates in Prior Clinical Studies with Checkpoint Inhibitors Strategic Selection of the SD - 101 Platform Mechanism of Action (“MoA”) is well - suited for Liver and Pancreatic Indications © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 26

1) Looi, C.K., et al. J Exp Clin Cancer Res. 2019 Apr 15;38(1):162. 2) Ribas A., et al. Cancer Discov. 2018;8(10):1250. 3) Feig, C. et al. The Pancreas Cancer Microenvironment. Clin. Cancer Res. 18, 4266 – 4276 (2012). 4) Cancer Immunol Immunother. 2015 Feb; 64(2): 149 – 159. 5) TriSalus data on file 6) TriSalus clinical data on file (PERIO - 1) and Ghosh, et al. Cancer Gene Therapy. 2022 June 14 (online ahead of print). 7) Journal of Clinical Oncology 37, no. 15_suppl (May 20, 2019) 9534 - 9534. 8) Guha et al. Oncogene 2020 November 4 (online ahead of print). M D S C Endothelial cell N K pD C Activation of adaptive and innate immune systems M1 m ac r o pha g e SD - 101 Reversing immunosuppression to enhance tumor responsiveness 1,2 SD - 101 MoA Well Suited for Liver and Pancreas Indications Broad immune modulation of the tumor 5,6,7 • Phase 2 data in other indications • Drives T - cell infiltration Liver and pancreas tumor specific 6 • MDSC associated gene reduction in initial studies 6 • Attacks liver - specific MDSC pathways 8 1 2 L Li i v v e e r r a a n n d d p p a a n n c c r r e e a a t t i i c c t tu u m m o o r r s s a a r r e e u u n nr r e e s sp p o o n n s s i i v v e e d t u o e im to m im u m no u t n h o e s r u a p p p ie r s es d s u i e on a t n o d h h ig ig h h v v o o lu lu m m e e o M f M DS D C SC s 3 s ,4 MDSC=Myeloid - delivered Suppressor Cell; NK=Natural Killer Cell; pDC=Plasmacytoid Dendritic Cells; TLR9=Toll - like Receptor 9. 1. SD - 101 Binds to TLR9 2. MDSC death 3. MDSC conversion to M1 macrophages © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 27

Unresponsive Tumor TriSalus PEDD + Imm uno m odu lat o r Responsive Tumor Potent Immune Stimulation Leads to Systemic Effect Pressure Enabled Infusion of Immunomodulators Directly Into the Vascular Bed of Unresponsive Liver and Pancreas Tumors Targets dysfunctional immune cells in the tumor and organ to enhance checkpoint inhibitor performance Unchecked tumor growth and immunotherapy failure Powerful delivery technology enables immune reprogramming drug to accumulate in high pressure tumors Tumor suppression and reversal of cancer immunotolerance Immune stimulation and tumor killing in liver or pancreas has distal effects Improves innate immune response Tumor suppression and reduced MDSCs Tumors susceptible to immune mediated killing x © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 28

CPI = Checkpoint Inhibitors 1) Journal of Clinical Oncology 37, no. 15_suppl (May 20, 2019) 9534 - 9534. Checkpoint response rate increased from 35% to 79% SD - 101 Improved Responsiveness to Anti - PD1 Therapy in CPI Naïve Patients • SD - 101 + pembro ORR 79% compared to single agent pembro ORR of 35% in prior study 1 • Enhanced T cell infiltration and activation • Appropriate tumor micro - environment reprogramming enables checkpoint responses Percent Change from Baseline, % 100 80 60 40 20 0 - 20 - 40 - 60 - 80 - 100 Un k n o w n Positive Negative PD - L1 Status N=30 (responders) N=37 TUMOR SHRINKAGE TUMOR GROWTH Pembro + SD - 101 Synergy Study 79% © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 29

Summary of Initial PERIO Platform Experience 1) TriSalus clinical data on file 2) TriSalus clinical data on file and Ghosh, et al. Cancer Gene Therapy. 2022 June 14 (online ahead of print) 3) Reflects data obtained prior to acquisition of SD - 101. Dynavax Phase 1 / 2 Superficial Tumor Programs (SD - 101 + needle injection, >300 treated) 3 TriSalus Phase 1 Liver and Pancreas Programs (SD - 101 + PEDD, >25 enrolled) Broad TME immune modulation 1 ض ض MDSC elimination 2 Unknown ض Well tolerated 3 ض ض Enhanced Systemic CPI Response Rates (79% in cutaneous melanoma) 1 ض Q4 2022 (topline) and Q2 2023 (durable) in liver © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 30 Initial clinical data aligns with previous Phase 2 SD - 101 experience

Building on previous Dynavax SD - 101 + CPI data with ORR of 79% in cutaneous melanoma Our Platform Has the Potential to Set New Immunotherapy Benchmarks 1) Refer to drug product package insert 2) For UM: Nat Commun 2012 12(1):5155 3) For UM: J Clin Onc 2021 39(6) 599 - 607 4) NEJM Evid 2022; 1 (8) 5) For ICC: www.thelancet.com/oncology Vol 22 May 2021 6) For UM: J Clin Onc 20 36(12) 1232 - 1239 Keytruda ® 1,2 pembrolizumab anti - PD - 1 Opdivo ® nivolumab anti - PD - 1 Opdivo ®1 + Yervoy ®3 Nivolumab + Ipilimumab anti - PD - 1 + CTLA - 4 Tecentriq ®1 atezolizumab anti - PDL - 1 (+Avastin) Kimmtrak ®1 tebentafusp H L - 0201 /G P100 Overall Response Rate 40% 60% 20% 0% SD - 101 via PEDD + CPI (Target ORR range) Cytotoxic 5,6 UM: 1L dacarbazine ICC: 2L FOLFOX Target ORR Range SD - 101/PEDD + CPI “TRANSFORMATIVE” “COMPELLING” x x x x 100% UM HCC 80% ICC x A p p ro v ed Therapy Imfinzi ®4 Durvalumab + gem/cis ( T O PAZ - 1) © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 31

Potential for Approval as Early as 2025 Orphan and ultra - orphan indications offer a potential pathway towards accelerated approval x Both ICC and uveal melanoma have potential to access expedited development programs/review pathways (i.e. Breakthrough or Fast Track Designation and Priority Review) x ICC/HCC Phase 1b and uveal melanoma Phase 1 both anticipated for completion by end of 2022 x The SD 101/PEDD Platform provides for efficient development: repeat safety and dose finding will not need to be repeated in other liver tumor indications I I n n d d i i c ca a t t i i o o n n Estim P a iv te o d ta P l iv S o t t u a d l y St D ud a y te Date N N o o . . o o f f P P at a ie ti n e t n i t n in P P iv i o v t o a t l a S l t T ud ri y al Estimated E E st a im rli a e t s e t d A A p pp p r r o o v v a a l l Company T A a s r s g u e m t p P ti r o o n d s uct Profile Uveal melanoma Q1 2023 (Phase 1b/2) 80 Q4 2025 • Single agent system checkpoint blockade • ORR = 50%; 1yr. Overall survival (“OS”) = 65% • FDA accepts existing data as sufficient to permit single arm pivotal trial for combination therapy • ORR primary endpoint • Priority (6 mo.) review period • Confirmatory may be required Intrahepatic c h ol a n g i ocar c i n o m a Q1 2023 (Phase 2) 60 Q2 2025 • FDA accepts existing approvals/data as sufficient to permit single arm pivotal trial for combination therapy • ORR = 40% with solid duration of response (“DOR”) • Confirmatory may be required Hepatocellular carcinoma Q2 2024 (Phase 3) 250 Q1 2028 • Approval for SD - 101 based on improvement of CPI outcomes that provided base for HCC approvals (no requirement to compare outcome to other therapies within our pivotal study) • Number of patients = 250; ORR=50%; median OS=20 months © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 32

CPI = Checkpoint Inhibitors; HAI = Hepatic Arterial Infusion; PDAC = Pancreatic Ductal Adenocarcinoma; PRVI = Pancreatic Retrograde Venous Infusion; IND = Investigational New Drug 1) HCC and ICC will be studied jointly in phase 1b. Separate phase 2 studies will be opened for each indication. Platform creates opportunities for orphan and ultra - orphan indications with rapid approval potential Pipeline Designed to Enable CPI in Liver and Pancreas Tumors TriSalus is also exploring opportunities to utilize SD - 101 + PEDD platform to enable cell therapies Indication Trial Design IND - enabling Phase 1 Upcoming Milestones Uveal melanoma liver metastases SD - 101 + PEDD HAI + CPI Phase 1/1b PERI O - 01 Trial • Q4 2022: Phase 1 response data • Q2 2023: Phase 1 durable response data • Q1 2023: Initiate Phase 1b/2 trial Hepatocellular Cancer (“HCC”) 1 SD - 101 + PEDD HAI + CPI Phase 1b PERI O - 02 Trial • Q4 2022: Phase 1b response data • Q2 2023: Phase 1b durable response data • Q3 2023: Initiate Phase 2 trial Intrahepatic Cholangiocarcinoma (“ICC”) 1 SD - 101 + PEDD HAI + CPI Phase 1b PERI O - 02 Trial • Q4 2022: Phase 1b response data • Q2 2023: Phase 1b durable response data • Q1 2023: Initiate Phase 2 trial Locally advanced PDAC SD - 101 + PEDD PRVI + CPI Phase 1/1b PERI O - 03 Trial • Q3 2023: Initiate Phase 2 trial PDAC Liver Metastases SD - 101 + PEDD HAI + CPI Colorectal Cancer Liver metastases SD - 101 + PEDD HAI + CPI • Q4 2023: Submit IND • Q1 2024: Initiate Phase 2 trial © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 33

= Completed milestone SD - 101 + PEDD Platform PEDD Platform Clinical trial programs on track SD - 101 / PEDD Platform Milestones F i n a n c i n g p r o c e e d s 2 e x p e c t e d t o e x t e n d c a s h r u n w a y t h r o u g h l a t e 2 0 2 4 1) HCC and ICC will be studied jointly in phase 1b. Separate phase 2 studies will be opened for each indication. 2) Based on (i) $15.0 million cash in trust (assuming 94% redemption) and (ii) $50.0 million expected to be raised through the private placement of convertible notes. 2021 2022 2023 2024 Therapeutic Area Indication Clinical Program Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Uveal Melanoma 1L Liver metastases PERIO - 1 IND S tart Ph 1 Phase 1 Re s po n se St Data art Ph1b/ 2 Ph ase 1 D urable Resp onse Data Ph1b/2 Co m p letio n HCC 1 2L Advanced / Recurrent PERIO - 2 Phase 1b Re s po n Phase 1b se Data D urable Resp onse Data Start Ph 2 ICC 1 2L Advanced / Recurrent PERIO - 2 I ND Start Ph 1b Start Ph 2 Ph ase 1b D urable Res ponse Data PDAC 2L Locally advanced PERIO - 3 IND St art Ph0/1 St art Ph 2 Co l ore c tal Cancer 3L Liver m eta s ta s es TBD IND Start Ph 2 HCC / Y - 90 IIT HCC / Liver m eta s ta s es HCC / Y - 90 Mapping and Tumor Necrosis Response Study St art End Liver tumor / Y - 90 IIT Multiple solid HCC / Y - 90 Mapping and Tumor Necrosis Response Study S t a r t Allogeneic NK Cells - PRE - IND TBD TBD © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 34

1) Assumes a cost per course of therapy of $200,000. Does not include the total addressable market for TriNav of $368.0 million. 2) American Cancer Society, National Cancer Institute. 3) Management estimates based on TriSalus data and models on file, prepared by Lumanity. 4) American Cancer Society, National Cancer Institute SEER Database. Uveal melanoma with liver metastases 2,500 1,250 10 – 15% Intrahepatic cholangiocarcinoma 3,000 - 6,000 2,400 - 4,800 8% He p at o c e l l u l a r carcinoma 41,260 25,000 20% Pancreas 60,430 25,000 11% Colorectal with liver metastases 37,375 28,000 14% Indication Annual New Cases – US 2 SD - 101 + PEDD Estimated Addressable Population – US 3 Current 5 - year Survival 4 Total addressable US patient population – current indications only >80,000+ US Annual Addressable Market Opportunity for SD - 101: >$15bn 1 • Lead indications all areas of high unmet medical needs • Current standard of care delivers poor outcomes • High global incidence in key targeted indications provides attractive ex - US market opportunity © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 35

Interweaving Patents and Exclusivity to Increase Long Term Protection of Intellectual Property • TriNav and SD - 101 Product - Specific IP • Methods of Treatment (“MoT”) — New Indications — Combo Therapies — Optimal pressure range and dose • Platform IP • Method, optimal pressure range to overcome pressure gradient MDSC MOA and immunological outcomes, purity, dose, therapeutic index, dwell time, pressure gradient needed to perfuse the tumor, tumor response, excipients, and lack of side effects • TriSalus Process (Artificial Intelligence (“AI”) Algorithms, etc.) PEDD and SD - 101 Product specific IP © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 36 Combo Therapies; New Indications Platform IP TriSalus Process (e.g., AI) Multiple Layers of Protection

Patent Overview 29 Patent Families, 106 Issued patents, 49 pending applications (including 3 pending provisional applications) 2016 2018 2020 2022 2024 2038 2040 Timeline of SD - 101 Patents and Patent Applications 1) Extension to be applied for if product candidate approved. 2) Patent application has not been filed. Delivery Device - TriNav Œ E.g. U.S. Patent No. 10,588,636 Expires: 04 - 07 - 38 SD - 101 Composition - Dynavax E.g . U.S. Patent No. 9,422,564 Expires: 12 - 18 - 23 SD - 101 Method - Dynavax & Merck U.S. Patent No. 10,751,412 Expires: 11 - 08 - 36 SD - 101 Method of Treatment - PEDD, HAI, PRVI Two patents filed September 2021 SD - 101 Formulation Investigating subject matter 2 SD - 101 Purity / Process Investigating subject matter 2 • Patent term extension may provide up to 5 years additional patent term attached to a single patent covering the product • Orphan Drug Exclusivity may provide 7 years exclusivity from approval • New Chemical Entity Exclusivity may provide 5 years exclusivity from approval • No abbreviated new drug application (“ANDA”) can be filed for 4 years from approval Hatch Waxman extension – expires 2028 1 © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 37

Business Combination Overview © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 38

Investment Highlights 2 3 4 1 Commercial - stage FDA cleared device with an estimated $23.6mm sales in 2023 and a cash flow positive device business anticipated in 2024 Additional upside in pharma with delivery platform partnerships Leveraging proprietary device with unique immunotherapeutic asset to target unmet needs and large market opportunities Merging deep device and biotech expertise and collective successful track records strengthens the business combination 5 Attractive device valuation at significant discount to comparable companies, with the therapeutic business providing material additional upside © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 39

TriSalus has Opportunities for Significant TAM Upside $12.6mm $368.0mm 1 $15,000.0mm 2 SD - 1 0 1 A n n u a l TA M T r i N a v A n n u a l TA M 2 0 2 2 E R e v e n u e © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 40 1) TriSalus company market research on file. Assumes that TriSalus successfully extends the TPT payment for TriNav of $7,750 (through December 31, 2023) and that TriSalus will be granted a permanent code for subsequent periods. There can be no assurance that such extension or such permanent code will be granted. 2) Assumes a cost per course of therapy of $200,000 and an annual US addressable population of 80,000.

Putting the Valuation of TriSalus into Context Source Capital IQ, SEC Filings. Data as of 11/07/22. Peers selected based on management’s judgement and may not be fully comparable to TriSalus. Metrics based upon consensus forecasts. This business combination is an opportunity to invest in a differentiated, fast - growing, commercial medtech business with the potential upside from a therapeutic platform SD - 101 program offers significant upside Comparable Companies EV / ’24E Re v enue Multiple ’24E Gross Margin % ’21A – ’24E Re v enue CAGR 8.6x 75.4% 39.2% 5.2x 1 86.0% 75.2% Average Medical Device Business Therapeutics Business + 1) Based on an estimated pro forma enterprise value of $234.4 million. © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 41

Transaction Summary ▪ The transaction is expected to close in Q1 2023. ▪ Post - closing, the combined company is anticipated to be listed on the Nasdaq, and will be named TriSalus Life Sciences. ▪ Proceeds will be used for the continued commercialization of TriNav and the advancement of the Company’s SD - 101 clinical programs. ▪ Existing TriSalus shareholders will be rolling 100% of equity. ▪ 50% of the Sponsor’s promote will be deferred and subject to price - based vesting in 4 tranches between $15 – $30 / share, 15% shall remain fully vested and 35% of the Sponsor's promote will be forfeited for no consideration. 1) Based on an assumed (i) $15.0mm cash in trust (assuming 94% redemption), (ii) $5.0mm of existing balance sheet cash, (iii) $50.0mm raised through the potential placement of convertible notes contemplated by a non - binding term sheet, (vi) and $10.0mm in estimated transaction expenses. As of November 14, 2022, TriSalus has entered into a non - binding term sheet in respect of the convertible notes which remains subject to a number of conditions, including the extension of the TPT payment and agreement on definitive documentation. 2) Fully diluted shares outstanding composed of (i) 1.5mm SPAC shareholders’ shares, (ii) 937,500 SPAC Sponsor shares, and (iii) 22.0mm TriSalus shareholders’ shares. Excludes (i) shares underlying outstanding TriSalus options and warrants, (ii) shares subject to Sponsor - held and MTAC publicly held warrants, (iii) unallocated balance of TriSalus equity pool, and (iv) shares underlying $50.0mm in convertible notes. Transaction Overview Pro Forma Valuation 1 (in millions, except in per share values) Illustrative Share Price $10. 0 0 Pro Forma Shares Outstanding 24.4 Pro Forma Equity Value $244.4 Pro Forma Net Debt / (Cash) 3 (10. 0 ) Pro Forma Enterprise Value $234.4 Illustrative Pro Forma Ownership 2 Capital Structure Sources 1 ($ in millions) Cash in Trust $ 1 5.0 Private Placement of Convertible Notes 5 0 .0 Selling Shareholder Equity Rollover 2 2 0.0 Existing TriSalus Cash Balance 5.0 Total Sources $ 2 9 0 .0 Uses 1 ($ in millions) Cash on Balance Sheet $ 6 0.0 Selling Shareholder Equity Rollover 2 2 0.0 Transaction Fees and Expenses 1 0 .0 Total Uses $ 2 9 0 .0 90.0% 3.8% 6 . 1 % Selling Shareholders MTAC Sponsor MTAC Public Shareholders 3) Represents $60.0mm pro forma cash on balance sheet minus $50.0mm in convertible notes. © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution. 42

Thank you! © 2022 TriSalus Œ Life Sciences. All Rights Reserved. Strictly Confidential. Not for Distribution.